UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 15, 2005


                               STEVEN MADDEN, LTD.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-23702                 13-3588231
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(State or other jurisdiction     (Registration Number)        (IRS Employer
     of incorporation)                                      Identification No.)


   52-16 Barnett Avenue, Long Island City, New York                11104
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       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 15, 2005, Steven Madden, Ltd. (the "Company") and Steven Madden executed the Third Amended and Restated Employment Agreement, effective as of July 1, 2005 (the "Third Amended Employment Agreement"), which extended the term of Mr. Madden's employment with the Company until June 30, 2015 and otherwise further amended the Employment Agreement, dated as of September 1, 1993, by and between the Company and Steven Madden, as previously amended. Attached hereto and incorporated herein by reference as Exhibit 10.1 is the Third Amended Employment Agreement.


ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 19, 2005, the Company issued a press release announcing its preliminary results for the second quarter ended June 30, 2005, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) On July 15, 2005, Awadhesh Sinha resigned as a member of the Board of Directors of the Company because he would no longer be an independent director due to his new position as the Company's Chief Operating Officer.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 10.1   Third Amended and Restated Employment Agreement
                                 between the Company and Steven Madden,
                                 effective as of July 1, 2005.

                  Exhibit 99.1 Press Release of Steven Madden, Ltd., dated July 19, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             STEVEN MADDEN, LTD.


                                             By: /s/ JAMIESON KARSON
                                                 -------------------------------
                                                 Name:  Jamieson A. Karson
                                                 Title: Chief Executive Officer


Date:  July 20, 2005

                                  EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION

Exhibit 10.1 Third Amended and Restated Employment Agreement between the Company and Steven Madden, effective as of July 1, 2005.

Exhibit 99.1      Press Release of Steven Madden, Ltd., dated July 19, 2005.